Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas R. Greco, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10-K of Advance Auto Parts, Inc. for the year ended December 28, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-K. A signed original of this statement has been provided to Advance Auto Parts, Inc. and will be retained by Advance Auto Parts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	February 18, 2020	By:	/s/ Thomas R. Greco
Name: Thomas R. Greco Title: President and Chief Executive Officer and Director

I, Jeffrey W. Shepherd, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10-K of Advance Auto Parts, Inc. for the year ended December 28, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-K. A signed original of this statement has been provided to Advance Auto Parts, Inc. and will be retained by Advance Auto Parts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	February 18, 2020	By:	/s/ Jeffrey W. Shepherd
Name: Jeffrey W. Shepherd Title: Executive Vice President, Chief Financial Officer